SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: April 4, 1997
                          -----------------------------



                          CENTENNIAL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                 1-12912                                04-2978400
         ------------------------           ------------------------------------
         (Commission File Number)           (I.R.S. Employer Identification No.)


      37 Manning Road, Billerica, Massachusetts               01821
      ----------------------------------------              ----------
      (Address of Principal Executive Offices)              (Zip Code)

                                 (508) 670-0646
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                                TABLE OF CONTENTS

                                    FORM 8-K

                                  April 4, 1997


ITEM                                                                     PAGE
----                                                                     ----

ITEM 8.           CHANGE IN FISCAL YEAR                                  1

SIGNATURE                                                                2








ITEM 8.           CHANGE IN FISCAL YEAR

         The Board of Directors of Centennial Technologies, Inc. (the "Registrant") voted on March 24, 1997 to change its fiscal year end from June 30 to March 31. The Registrant will file its report covering the applicable transition period on a Form 10-K.









                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                CENTENNIAL TECHNOLOGIES, INC.



Dated: April 4, 1997                             By: /s/ John J. McDonald
                                                    -------------------------
                                                     John J. McDonald
                                                     President